UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2008

ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in charter)

Florida	000-32249	98-0222013

(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

A-4F Tongxinge, Xietong Building, Gaoxin 2nd Road,
Hi-Tech Industrial Zone, Xi’an, Shaanxi province, PRC	710065
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (011)-86-29-88386415

3233 Grand Avenue, Suite N-353
        Chino Hills, California 91709-1489
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act  (17CFR230.425)
☐  Soliciting material pursuant to Rule14a-12 under the Exchange Act  (17CFR240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange Act (17CFR240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17CFR240.13e-4(c))

TABLE OF CONTENTS

Item No.	Description of Item	Page No.

Item 5.02	Departure of Directors or Principal Officers Election of Directors; Appointment of Principal; Officers	3

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, including, in particular, future sales, product demand, the market for our products in the People’s Republic of China and elsewhere, competition, exchange rate fluctuations and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-KSB, Form 10-QSB, Form 8-K, or their successors.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 18, 2008, Song Liu was appointed as Chief Financial Officer of Entech Environmental Technologies, Inc. (the “Company”).

Song Liu, CFO. Ms. Liu, age 44, was appointed to be our CFO from March 18, 2008. Ms. Liu has served as CFO in Hendrx Corp. from July of 2007 until 2008. Prior to that, she was the Finance Manager of China Region in HyClone Biochemical, a whole foreign-owned enterprise, which is a subsidiary of Thermo Fisher Scientific, a multinational corporation, from June 2005 to November 2006. From February 1999 to February 2000, she served as a Financial Analyst in Fortum Power and Heat Oy, a multinational corporation headquartered in Finland. Ms. Liu graduated from An Hui Finance & Trade Institute of China in July 1985.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2008

ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.
(Registrant)
By:	/s/ Yongke Xue
Yongke Xue,
Chief Executive Officer